ClickSoftware Technologies, Inc

                                 Mr Corey Leibow

              7888 Golden eagle Way, Pleasanton , California 94588

                               Tel. (925) 484-0573

                              EMPLOYMENT AGREEMENT


  THIS AGREEMENT IS ENTERED INTO AS OF NOVEMBER 6, 2000 (THE "EFFECTIVE DATE")
                                 by and between
                        ClickSoftware Technologies, Inc

             (THE "COMPANY"), and Mr Corey Leibow (THE "EXECUTIVE").


         1.   DUTIES AND SCOPE OF EMPLOYMENT.
              ------------------------------

              (a) POSITIONS AND DUTIES. As of the Effective Date, Executive will serve as the Chief Operating Officer "COO") of the Company primarily responsible for sales and product deployment worldwide. Executive will render such business and professional services in the performance of his duties, consistent with Executive's position within the Company, as shall reasonably be assigned to him by the Chief Executive Officer of the Company (the "CEO")). The period of
Executive's employment under this Agreement is referred to herein as the "Employment Term."

              (b) OBLIGATIONS. During the Employment Term, Executive will perform his duties faithfully and to the best of his ability and will devote his full business efforts and time to the Company. For the duration of the Employment Term, Executive agrees not to actively engage in any other employment, occupation or consulting activity for any direct or indirect remuneration without the prior approval of the Board. The office location of the Executive will be at the Campbell office of the Company, and unless the Executive is traveling on business, this office will be is primary location of operation.


         2.   AT-WILL  EMPLOYMENT.
              -------------------
              The parties agree that the Executive's employment with the Company will be "at-will" employment and may be terminated at any time with or without cause or notice. Executive understands and agrees that neither his job performance nor promotions, commendations, bonuses or the like from the Company give rise to or in any way serve as the basis for modification, amendment, or extension, by implication or otherwise, of his employment with the Company. 3. Compensation.

              (a) BASE SALARY. During the Employment Term, the Company will pay Executive as compensation for his services a base salary at the annualized rate of [$210,000] (the "Base Salary"). The Base Salary will be paid periodically in accordance with the Company's normal payroll practices and be subject to the usual, required withholding.

              (b) BONUS. In addition to the Base Salary, Executive shall be entitled to earn an annual performance bonus of $170,000 (the "Bonus") at plan. Such Bonus, if any, shall be based on the achievement of target milestones and objectives to be determined by the CEO after consultation with Executive and shall be paid on a quarterly basis. The Bonus may be reviewed annually by the Compensation Committee of the Board for possible increases in light of Executive's performance.

              (c) STOCK OPTION. As of the Effective Date, Executive will be granted a stock option to purchase [275,000] shares of the Company's Common Stock at an exercise price of the market value at the closing price on the last business day prior to your first day of employment (the "Option"). Subject to the accelerated vesting provisions set forth herein, the Option will vest as to 25% of the shares subject to the Option one year after the date of grant, and as to 1/48th of the shares subject to the Option monthly thereafter, so that the Option will be fully vested and exercisable four (4) years from the date of grant, subject to Executive's continued service to the Company on the relevant vesting dates. The Option will be subject to the terms, definitions and provisions of the Company's Stock Plan (the "Option Plan") and the stock option agreement by and between Executive and the Company (the "Option Agreement"), both of which documents are incorporated herein by reference.

         4.   EMPLOYEE BENEFITS.
              -----------------
              During the Employment Term, Executive will be entitled to participate in the employee benefit plans currently and hereafter maintained by the Company, including, without limitation, the Company's group medical, dental, vision, disability, and flexible-spending account plans. The Company reserves the right to cancel or change the benefit plans and programs it offers to its employees at any time.

         5.   VACATION.
              --------
              Executive will be entitled to paid vacation of [4] weeks per year in accordance with the Company's vacation policy, with the timing and duration of specific vacations mutually and reasonably agreed to by the parties hereto.

         6.   EXPENSES.
              --------
              The Company will reimburse Executive for reasonable travel, entertainment or other expenses incurred by Executive in the furtherance of or in connection with the performance of Executive's duties hereunder, in accordance with the Company's expense reimbursement policy as in effect from time to time.

         7.   SEVERANCE.
              ---------
              (a) INVOLUNTARY TERMINATION. If Executive's employment with the Company terminates other than voluntarily or for "Cause" (as defined herein), and Executive signs and does not revoke a standard release of claims with the Company, then[, subject to Section 11], Executive shall be entitled to to receive continuing payments of severance pay (less applicable withholding taxes) at a rate equal to his Base Salary rate, as then in effect, for a period of 3 months from the date of such termination, if termination occurs within the first 12 months of employment, or for a period of 6 months if the termination occurs at any time thereafter, to be paid periodically in accordance with the Company's normal payroll policies.

              (b) VOLUNTARY TERMINATION; TERMINATION FOR CAUSE. If Executive's employment with the Company terminates voluntarily by Executive or for Cause by the Company, then (i) all vesting of the Option will terminate immediately and all payments of compensation by the Company to Executive hereunder will terminate immediately (except as to amounts already earned).

         8.   CHANGE OF CONTROL  BENEFITS.
              ---------------------------
              In the event of a "Change of Control" (as defined below) ,that occurs prior to to the executive's separation of service from the company, 50% of the remaining unvested options shall have the vesting accelerated so as to become vetsed as of the date of the Change of Control is effective, If followinga change of control, the surviving entity cannot or will not offer Executive a comparable position, then 100% of the remaining unvested Options will have the vesting accelerated so as to become vetsed as of the last day of employment of Executive. Thereafter, the Option will continue to be subject to the terms, definitions and provisions of the Option Plan and Option Agreement.

         9.    DEFINITIONS.
               -----------

              (a) CAUSE.  For purposes of this Agreement,  "Cause" is defined as
(i) an act of dishonesty made by Executive in connection with Executive's responsibilities as an employee, (ii) Executive's conviction of, or plea of nolo contendere to, a felony, (iii) Executive's gross misconduct, or (iv) Executive's continued substantial violations of his employment duties after Executive has received a written demand for performance from the Company which specifically sets forth the factual basis for the Company's belief that Executive has not substantially performed his duties.

              (b) CHANGE OF CONTROL. For purposes of this Agreement,  "Change of
Control" of the Company is defined as: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; or (ii) a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" will mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or (iii) the date of the consummation of a merger or consolidation of the Company with any other corporation that has been approved by the stockholders of the Company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company; or (iv) the date of the consummation of the sale or disposition by the Company of all or substantially all the Company's assets.

         10.  CONFIDENTIAL  INFORMATION.
               -------------------------
              Executive agrees to enter into the Company's standard Confidential Information and Invention Assignment Agreement (the "Confidential Information Agreement") upon commencing employment hereunder.

         11.  CONDITIONAL NATURE OF SEVERANCE PAYMENTS.
              ----------------------------------------

              (a) NONCOMPETE. Executive acknowledges that the nature of the Company's business is such that if Executive were to become employed by, or substantially involved in, the business of a competitor of the Company during the twelve (12) months following the termination of Executive's employment with the Company, it would be very difficult for the Executive not to rely on or use the Company's trade secrets and confidential information. Thus, to avoid the inevitable disclosure of the Company's trade secrets and confidential information, Executive agrees and acknowledges that Executive's right to receive the severance payments set forth in Section 7 (to the extent Executive is otherwise entitled to such payments) shall be conditioned upon the Executive not directly or indirectly engaging in (whether as an employee, consultant, agent, proprietor, principal, partner, stockholder, corporate officer, director or otherwise), nor having any ownership interested in or participating in the financing, operation, management or control of, any person, firm, corporation or business that competes with Company in the category of Service Optimization or any other future category that the company enters while Executive is a Company employee.. Upon any breach of this section, all severance payments pursuant to this Agreement shall immediately cease.

              (b) NON-SOLICITATION. Until the date one (1) year after the termination of Executive's employment with the Company for any reason, Executive agrees and acknowledges that Executive's right to receive the severance payments set forth in Section 7 (to the extent Executive is otherwise entitled to such payments) shall be conditioned upon Executive not either directly or indirectly soliciting, inducing, attempting to hire, recruiting, encouraging, taking away, hiring any employee of the Company or causing an employee to leave his or her employment either for Executive or for any other entity or person.

              (c) UNDERSTANDING OF COVENANTS.  The Executive  represents that he
(i) is familiar with the foregoing covenants not to compete and not to solicit, and (ii) is fully aware of his obligations hereunder, including, without limitation, the reasonableness of the length of time, scope and geographic coverage of these covenants.]

         12.  ASSIGNMENT.
              ----------
              This  Agreement  will be binding  upon and inure to the benefit of
(a) the heirs, executors and legal representatives of Executive upon Executive's death and (b) any successor of the Company. Any such successor of the Company will be deemed substituted for the Company under the terms of this Agreement for all purposes. For this purpose, "successor" means any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Company. None of the rights of Executive to receive any form of compensation payable pursuant to this Agreement may be assigned or transferred except by will or the laws of descent and distribution. Any other attempted assignment, transfer, conveyance or other disposition of Executive's right to compensation or other benefits will be null and void.

         13.  NOTICES.
              -------
              All notices, requests, demands and other communications called for hereunder shall be in writing and shall be deemed given (i) on the date of delivery if delivered personally, (ii) one (1) day after being sent by a well established commercial overnight service, or (iii) four (4) days after being mailed by registered or certified mail, return receipt requested, prepaid and addressed to the parties or their successors at the following addresses, or at such other addresses as the parties may later designate in writing:

              If to the Company:

              CEO at the company address by certified mail, or personally handed

              If to Executive:

              at the last residential address known by the Company.


         14.  SEVERABILITY.
              ------------
              In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement will continue in full force and effect without said provision.

         15.  MEDIATION AND ARBITRATION.
              -------------------------
              Executive agrees that any dispute or controversy arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof, shall be addressed as follows:

               (a) First, discussed in a face-to-face meeting between Executive and the Company CEO who shall be authorized to make binding commitments on behalf of Company. This meeting will be held at the company offices, or at a a location reasonably convenient to Executive and CEO, and within 14 days after either party gives written notice to the other proposing such a meeting.

               (b) Second, if, in the opinion of either party, the meeting has not successfully resolved such matters and if desired by any person or entity involved in the claim, submitted to non-binding mediation for a minimum of eight hours before a mediation organization approved by all such persons and/or entities or by Judicial Arbitration and Mediation Service (JAMS) if the parties cannot agree on a mediation organization.

               (c) If the dispute remains unsettled, the parties shall submit the matter to binding arbitration to be held in Santa Clara, California in accordance with the National Rules for the Resolution of Employment Disputes then in effect of the American Arbitration Association (the "Rules"). The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator will be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction.

               (d) The arbitrator(s) will apply California law to the merits of any dispute or claim, without reference to rules of conflicts of law. The arbitration proceedings will be governed by federal arbitration law and by the Rules, without reference to state arbitration law. The Executive hereby consents to the personal jurisdiction of the state and federal courts located in California for any action or proceeding arising from or relating to this Agreement or relating to any arbitration in which the parties are participants.

              15. (e)EXECUTIVE HAS READ AND UNDERSTANDS THIS SECTION, WHICH DISCUSSES ARBITRATION. EXECUTIVE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, EXECUTIVE AGREES TO SUBMIT ANY CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH OR TERMINATION THEREOF TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF EXECUTIVE'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE EMPLOYER/EMPLOYEE RELATIONSHIP, INCLUDING BUT NOT LIMITED TO, DISCRIMINATION CLAIMS.

               (f) Each party will be responsible for its own cost in the mediation/arbitration processes


         16.  INTEGRATION.
              -----------
              This Agreement, together with the Option Plan, Option Agreement and the Confidential Information Agreement represents the entire agreement and understanding between the parties as to the subject matter herein and supersedes all prior or contemporaneous agreements whether written or oral. No waiver, alteration, or modification of any of the provisions of this Agreement will be binding unless in writing and signed by duly authorized representatives of the parties hereto.


         17.  TAX WITHHOLDING.
              ---------------
              All payments made pursuant to this Agreement will be subject to withholding of applicable taxes.

         18.  GOVERNING  LAW.
              --------------
              This Agreement will be governed by the laws of the State of California (with the exception of its conflict of laws provisions).


         19.  ACKNOWLEDGMENT.
              --------------
              Executive acknowledges that he has had the opportunity to discuss this matter with and obtain advice from his private attorney, has had sufficient time to, and has carefully read and fully understands all the provisions of this Agreement, and is knowingly and voluntarily entering into this Agreement.

              IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by their duly authorized officers, as of the day and year first above written.



         [COMPANY]



         By:      /s/ Moshe BenBassat                                        Date:    11/5/2000
             ----------------------------------------                        -----------------------------

         Title:   CEO
                 ------------------------------------



         [EXECUTIVE]



                  /s/ Corey Leibow                                           Date:    11/5/2000
                 ------------------------------------                        -----------------------------
         [Executive]


         APPENDICES

         1.   CONFIDENTIALITY AGREEMENT
         2.   OPTION PLAN
         3.   OPTION AGREEMENT